Exhibit 99.1

Premiere Global Services Reports Fourth Quarter and 2009 Results

Company Provides Financial Outlook for 2010

ATLANTA--(BUSINESS WIRE)--February 23, 2010--Premiere Global Services, Inc. (NYSE: PGI), a leading provider of meeting and collaboration solutions, today announced results for the fourth quarter and fiscal year ended December 31, 2009.

Consolidated net revenues totaled $144.5 million in the fourth quarter of 2009, including $108.0 million from the Company’s PGiMeet solutions. In the fourth quarter of 2009, diluted EPS from continuing operations was $0.10, and non-GAAP diluted EPS from continuing operations was $0.18.*

For the fourth quarter of 2008, the Company reported consolidated net revenues of $151.5 million, including $111.6 million from its PGiMeet solutions. Diluted EPS from continuing operations was $0.16 in the fourth quarter of 2008, and non-GAAP diluted EPS from continuing operations was $0.27.* Results for 2008 are adjusted to reflect the Company’s PGiMarket email marketing business as discontinued operations.

“Although we continue to feel the effects of high unemployment and low business activity, our trends showed signs of improvement in the fourth quarter,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “We believe our efforts to focus PGi around our leadership in virtual group meetings, along with the investments we are making in sales, marketing and new product development, position us for accelerated growth as the economy improves.

“Today, companies worldwide are forced to do more with less, and they are increasingly relying on collaboration technologies to help drive productivity and business efficiencies in order to remain competitive. With a history of innovation spanning more than 25 years, we believe PGi is well positioned to continue to meet the growing customer demand for simpler, yet more powerful and more productive collaboration solutions.

“This year, we plan to release a new online meeting and collaboration platform that we have specifically developed to provide one of the easiest, most intuitive and engaging user experiences in the market today. While we are still finalizing launch plans, we intend to increase our marketing and advertising spend this year in order to establish this exciting new platform in the market.”

Fiscal Year 2009 Results

In 2009, consolidated net revenues totaled $601.5 million, including $454.0 million from the Company’s PGiMeet solutions. Diluted EPS from continuing operations was $0.36 in 2009, and non-GAAP diluted EPS from continuing operations was $0.90.*

In 2008, consolidated net revenues totaled $620.4 million, including $443.3 million from the Company’s PGiMeet solutions. Diluted EPS from continuing operations was $0.67 in 2008, and non-GAAP diluted EPS from continuing operations was $1.09.*

2010 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and Company estimates, and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release.

“Unlike most technology companies, we entered 2009 with good business momentum and double-digit organic growth in our PGiMeet solutions,” said Mr. Jones. “As a result, we anticipate revenues will be relatively flat in 2010, with year-over-year comparisons improving in the second half of the year. We also anticipate 2010 will be another year of solid profitability and cash flows for PGi.”

For 2010, based on current trends and foreign currency exchange rates, the Company anticipates consolidated net revenues will be in the range of $585-$600 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.72-$0.75*, which includes anticipated marketing and advertising costs associated with the launch of its new collaboration platform.

The Company will host a conference call this afternoon at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 213-3754 (U.S. and Canada) or (913) 312-0826 (International).

The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The Company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenues and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

The world collaborates with PGi. Our advanced meeting, conferencing and collaboration solutions energize people and organizations to connect more meaningfully and work together more productively. Our customers include more than 50,000 companies and nearly 90% of the Fortune 500. Every month, 12 million people around the world use PGi’s advanced solutions and next-generation platform to meet, work and collaborate. PGi is headquartered in Atlanta, Georgia with operations in 24 countries worldwide. You can learn more at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; general domestic and international economic, business or political conditions; weakening global economic and credit conditions, including customer consolidations, restructuring, bankruptcies or payment defaults; market acceptance of our new services and enhancements; our ability to complete acquisitions and integrate acquired operations; concerns regarding the security of sending information over the Internet and public networks; our ability to upgrade our equipment or increase our network capacity; service interruptions; continued weakness in our legacy broadcast fax business; our dependence on telecommunications supply agreements; increased financial leverage; our dependence on our subsidiaries for cash flow; future write-downs of goodwill or other intangible assets; assessments of income, sales and other taxes for which we have not accrued; our ability to protect our proprietary technology and intellectual property rights; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations and fluctuations in currency exchange rates; changes in and the successful execution of restructuring and cost reduction initiatives and the market reaction thereto and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

Net revenues	$144,506	$151,513	$601,522	$620,400
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	61,726	62,739	257,194	253,140
Selling and marketing	35,686	35,369	142,942	151,178
General and administrative (exclusive of net legal settlements and
related expenses shown separately below)	16,965	16,056	65,478	65,526
Research and development	4,471	4,324	17,028	15,697
Excise tax expense	-	-	-	2,890
Depreciation	10,019	8,364	37,199	31,687
Amortization	2,365	3,315	10,637	15,129
Restructuring costs	2,249	-	21,834	3,339
Asset impairments	67	3,197	3,682	3,446
Net legal settlements and related expenses	381	(162)	593	2,230
Acquisition-related costs	-	-	612	-
Total operating expenses	133,929	133,202	557,199	544,262

Operating income	10,577	18,311	44,323	76,138

Other (expense) income:
Interest expense	(2,374)	(4,750)	(13,451)	(19,411)
Unrealized gain (loss) on change in fair value of interest rate swaps	494	(366)	3,366	(106)
Interest income	153	505	419	923
Other, net	32	(201)	(278)	493
Total other expense	(1,695)	(4,812)	(9,944)	(18,101)

Income from continuing operations before income taxes	8,882	13,499	34,379	58,037
Income tax expense	2,769	4,007	13,049	17,443
Net income from continuing operations	6,113	9,492	21,330	40,594

Gain (loss) on discontinued operations, net of taxes	2,103	(1,720)	(7,721)	(4,491)

Net income	$8,216	$7,772	$13,609	$36,103

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,576	59,166	58,823	59,356

Basic net income (loss) per share
Continuing operations	$0.10	$0.16	$0.36	$0.68
Discontinued operations	0.04	(0.03)	(0.13)	(0.08)
Net income per share	$0.14	$0.13	$0.23	$0.61

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	58,880	59,741	59,310	60,477

Diluted net income (loss) per share
Continuing operations	$0.10	$0.16	$0.36	$0.67
Discontinued operations	0.04	(0.03)	(0.13)	(0.07)
Net income per share	$0.14	$0.13	$0.23	$0.60

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	December 31,
	2009	2008
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$41,402	$27,535
Accounts receivable (less allowances of $1,702 and $2,069, respectively)	89,906	94,469
Prepaid expenses and other current assets	10,735	12,623
Deferred income taxes, net	7,261	11,184
Total current assets	149,304	145,811

PROPERTY AND EQUIPMENT, NET	137,235	129,077

OTHER ASSETS
Goodwill	354,609	343,954
Intangibles, net of amortization	24,840	32,080
Deferred income taxes, net	2,703	-
Restricted cash	103	306
Other assets	9,432	9,779
TOTAL ASSETS	$678,226	$661,007

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$51,502	$52,710
Income taxes payable	4,507	3,063
Accrued taxes, other than income taxes	6,947	9,818
Accrued expenses	28,543	33,787
Current maturities of long-term debt and capital lease obligations	3,596	2,455
Accrued restructuring costs	7,765	1,082
Total current liabilities	102,860	102,915

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	262,927	269,034
Accrued restructuring costs	5,392	771
Accrued expenses	17,133	20,150
Deferred income taxes, net	8,872	14,303
Total long-term liabilities	294,324	304,258

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
59,392,311 and 60,792,441 shares issued and outstanding, respectively	594	608
Additional paid-in capital	544,896	545,801
Notes receivable, shareholder	(1,814)	(1,803)
Accumulated other comprehensive gain (loss)	6,217	(8,312)
Accumulated deficit	(268,851)	(282,460)
Total shareholders' equity	281,042	253,834
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$678,226	$661,007

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended
	December 31,
	2009	2008
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$13,609	$36,103
Loss from discontinued operations, net of taxes	7,721	4,491
Income from continuing operations	21,330	40,594
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	37,199	31,687
Amortization	10,637	15,129
Amortization of deferred financing costs	614	564
Net legal settlements and related expenses	593	2,230
Payments for legal settlements and related expenses	(329)	(2,254)
Deferred income taxes, net of effect of acquisitions	(3,108)	14,133
Restructuring costs	21,834	3,339
Payments for restructuring costs	(10,766)	(4,214)
Asset impairments	3,682	3,446
Equity-based compensation	10,776	12,473
Excess tax benefits from share-based payment arrangements	(1,716)	(1,149)
Unrealized (gain) loss on change in fair value of interest rate swaps	(3,366)	106
Provision for doubtful accounts	1,119	412
Excise tax expense	-	2,890
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	6,742	(7,881)
Prepaid expenses and other assets	2,899	(4,290)
Accounts payable and accrued expenses	(5,780)	2,897
Net cash provided by operating activities from continuing operations	92,360	110,112
Net cash used in operating activities from discontinued operations	(2,958)	(4,024)
Net cash provided by operating activities	89,402	106,088

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(38,881)	(45,020)
Other investing activities	274	(681)
Business acquisitions, net of cash acquired	(7,496)	(30,416)
Net cash used in investing activities from continuing operations	(46,103)	(76,117)
Net cash used in investing activities from discontinued operations	(2,650)	(4,605)
Net cash used investing activities	(48,753)	(80,722)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(201,765)	(529,710)
Proceeds from borrowing arrangements	186,019	530,841
Payments of debt issuance costs	(147)	(8)
Repayment of notes receivable, shareholder	93	-
Excess tax benefits from share-based payment arrangements	1,716	1,149
Purchase of treasury stock, at cost	(14,491)	(18,824)
Exercise of stock options	563	2,527
Net cash used in financing activities	(28,012)	(14,025)

Effect of exchange rate changes on cash and equivalents	1,230	(2,065)

NET INCREASE IN CASH AND EQUIVALENTS	13,867	9,276
CASH AND EQUIVALENTS, beginning of period	27,535	18,259
CASH AND EQUIVALENTS, end of period	$41,402	$27,535

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$10,577	$18,311	$44,323	$76,138
Restructuring costs	2,249	-	21,834	3,339
Asset impairments	67	3,197	3,682	3,446
Net legal settlements and related expenses	381	(162)	593	2,230
Equity-based compensation	2,451	3,070	10,778	12,473
Excise tax expense	-	-	-	2,890
Acquisition-related costs	-	-	612	-
Depreciation	-	-	-	(663)
Amortization	2,365	3,315	10,637	15,129
Non-GAAP operating income	$18,090	$27,731	$92,459	$114,982

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$6,113	$9,492	$21,330	$40,594
Elimination of tax adjustments	(100)	(173)	1,944	(1,462)
Unrealized (gain) loss on change in fair value of interest rate swaps	(334)	247	(2,279)	71
Restructuring costs	1,523	-	14,782	2,237
Asset impairments	45	2,158	2,493	2,309
Net legal settlements and related expenses	258	(109)	401	1,494
Equity-based compensation	1,659	2,072	7,297	8,357
Excise tax expense	-	-	-	1,936
Excise tax interest	-	-	-	744
Acquisition-related costs	-	-	414	-
Depreciation	-	-	-	(444)
Amortization	1,601	2,238	7,201	10,136
Non-GAAP net income from continuing operations	$10,765	$15,925	$53,583	$65,972

Non-GAAP Diluted EPS from Continuing Operations (1)
Diluted net income per share from continuing operations, as reported	$0.10	$0.16	$0.36	$0.67
Elimination of tax adjustments	-	-	0.03	(0.02)
Unrealized (gain) loss on change in fair value of interest rate swaps	(0.01)	-	(0.04)	-
Restructuring costs	0.03	-	0.25	0.04
Asset impairments	-	0.04	0.04	0.04
Net legal settlements and related expenses	-	-	0.01	0.02
Equity-based compensation	0.03	0.03	0.12	0.14
Excise tax expense	-	-	-	0.03
Excise tax interest	-	-	-	0.01
Acquisition-related costs	-	-	0.01	-
Depreciation	-	-	-	(0.01)
Amortization	0.03	0.04	0.12	0.17
Non-GAAP diluted EPS from continuing operations	$0.18	$0.27	$0.90	$1.09

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to our ongoing operations, including tax adjustments, unrealized gain (loss) on change in fair value of interest rate swaps, restructuring costs, asset impairments, net legal settlements and related expenses, excise tax expense and interest and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations. The portion of depreciation expense in 2008 excluded from non-GAAP operating income, and excluded from non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations, net of taxes, reflected management's review and adjustment of the useful economic lives of depreciable assets.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Constant Currency Adjustments (2)
			Impact of fluctuations
		Q4 - 09	in foreign currency	Q4 - 09
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands, except per share data)

	Consolidated Net Revenues	$138,730	$5,776	$144,506
	North America Net Revenue	$85,947	$505	$86,452
	Europe Net Revenue	$27,384	$2,476	$29,860
	Asia Pacific Net Revenue	$25,400	$2,794	$28,194
	PGiMeet Solutions Revenue	$104,096	$3,892	$107,988
	Non-GAAP Operating Income	$16,710	$1,380	$18,090
	Non-GAAP Net Income from Continuing Operations	$9,681	$1,084	$10,765
	Non-GAAP Diluted EPS from Continuing Operations	$0.16	$0.02	$0.18

(2)	Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of our financial results without the distortion of these fluctuations. These constant currency adjustments exclude any fluctuations in foreign currency exchange rates using the average exchange rates from the current year period and applying them to prior period results.

Organic Growth (3)

			Impact of fluctuations		Organic		Organic net
		December 31,	in foreign currency	Impact of	net revenue	December 31,	revenue
		2008	exchange rates	acquisitions	growth	2009	growth rate
		(Unaudited, in thousands, except percentages)

	Consolidated Net Revenues, Three Months Ended	$151,513	$5,776	$1,040	$(13,823)	$144,506	-9.1%
	Consolidated Net Revenues, Twelve Months Ended	$620,400	$(11,573)	$9,863	$(17,168)	$601,522	-2.8%

	PGiMeet Solutions Revenue, Three Months Ended	$111,592	$3,892	$1,040	$(8,536)	$107,988	-7.6%
	PGiMeet Solutions Revenue, Twelve Months Ended	$443,273	$(8,207)	$9,863	$9,033	$453,962	2.0%

(3)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect our ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR